Exhibit 99.1

                            Joint Filer Information

Date of Event Requiring Statement:  April 7, 2005

Issuer Name and Ticker or
Trading Symbol:                     Celanese Corporation (CE)

Designated Filer:                   Blackstone LR Associates (Cayman) IV Ltd.

Other Joint Filers:                 Blackstone Capital Partners (Cayman) Ltd.1,
                                    Blackstone Capital Partners (Cayman) Ltd.2,
                                    Blackstone Capital Partners (Cayman) Ltd.3,
                                    Peter G. Peterson, Stephen A. Schwarzman

Addresses:                          The principal business address of each of
                                    the Joint Filers above is c/o
                                    The Blackstone Group, 345 Park Avenue,
                                    New York, New York  10154

Signatures:                         Blackstone Capital Partners (Cayman) Ltd.1

                                      By: /s/ Robert L. Friedman
                                          -------------------------------
                                          Name:  Robert L. Friedman
                                          Title: Director


                                    Blackstone Capital Partners (Cayman) Ltd.2
                                      By: /s/ Robert L. Friedman
                                          -------------------------------
                                          Name:  Robert L. Friedman
                                          Title: Director


                                    Blackstone Capital Partners (Cayman) Ltd.3
                                      By: /s/ Robert L. Friedman
                                          -------------------------------
                                          Name:  Robert L. Friedman
                                          Title: Director


                                    /s/ Robert L. Friedman, Attorney in Fact
                                    -------------------------------
                                    Peter G. Peterson

                                    /s/ Robert L. Friedman, Attorney in Fact
                                    -------------------------------
                                    Stephen A. Schwarzman